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                           ALLMERICA INVESTMENT TRUST
                  (SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2001)

         Effective May 1, 2002, UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Goldman Sachs Asset Management ("GSAM"), a business unit of the Investment Management Division ("IMD")of Goldman, Sachs & Co. ("GS & Co.") will replace Morgan Stanley Investments LP (formerly Miller Andersen & Sherrerd, LLP, ("Morgan Stanley")) as Sub-Advisers of the Core Equity Fund (the "Fund") of Allmerica Investment Trust (the "Trust"). UBS Global AM and GSAM initially each will manage approximately one-half of the Fund assets.

         UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), located at 209 South LaSalle Street, Chicago, IL 60604, first began managing institutional assets through its predecessor entities Brinson Partners, Inc. and First Chicago Investment Advisors in 1974. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2001, UBS Global AM had approximately $40 billion in assets under management and the Group had approximately $400 billion in assets under management. All investment decisions for UBS Global AM's portion of the Core Equity Fund will be made by an investment team.

         Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co., ("GSAM") 32 Old Slip, New York, NY 10005, was originally founded in 1869, and has been a registered investment adviser under the Investment Advisers Act of 1940 since 1981. As of December 31, 2001 GSAM, along with other units of IMD, had approximately $329.6 billion in assets under management. Herbert E. Ehlers, Gregory H. Ekizian, David G. Shell and Steven M. Barry will have responsibility for the day-to-day management of GSAM's portion of the Fund's investments. Mr. Ehlers has been the lead manager of the GSAM's Growth Strategy since its inception in 1981. He served as CEO of Liberty Investment Management prior to its acquisition by GSAM in January 1997. Mr. Ekizian is a senior portfolio manager for the Growth Strategy . He was a senior portfolio manager at Liberty Investment Management prior to its acquisition by GSAM in January 1997. Mr. Shell is a managing director and senior portfolio manager for the Growth Strategy. He also was a senior portfolio manager at Liberty Investment Management prior to its acquisition by GSAM in January 1997. Mr. Barry is a managing director and senior portfolio manager for the Growth Strategy. From 1998 to 1999 he was a portfolio manager at Alliance Capital Management.

         At a meeting on April 15, 2002, the Board of Trustees of the Trust approved separate Sub-Adviser Agreements (the "New Sub-Adviser Agreements") between Allmerica Financial Investment Management Services, Inc., the investment manager of the Trust (the "Manager"), and UBS Global AM and GSAM, respectively. Under the New Sub-Adviser Agreement with UBS Global AM, the Manager will pay UBS Global AM a fee computed daily and paid quarterly at an annual rate of 0.75% based on the average daily net assets of the Fund (including another account of an affiliate of the Manager which is managed by UBS Global AM) that UBS Global AM manages up to $10 million, 0.60% on the next $15 million, 0.45% on the next $25 million, 0.35% on the next $50 million, 0.25% on the next $200 million, 0.20% on the next $300 million, 0.17% on the next $250 million and 0.15% on assets over $850 million. Under the New Sub-Adviser Agreement with GSAM, the Manager will pay GSAM a fee computed daily and paid quarterly at an annual rate of 0.30% based on the average daily net assets of the Fund (including another account of an affiliate of the Manager which is managed by GSAM) that GSAM manages up to $300 million and 0.25% on assets over $300 million. Under the current Sub-Adviser Agreement with Morgan Stanley (the "Current

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Sub-Adviser Agreement"), the Manager pays Morgan Stanley a fee computed daily and paid quarterly at an annual rate based on the average daily net assets of the Fund and another account of an affiliate of the Manager managed by Morgan Stanley, as set forth below:

                  Net Assets                Fee
                  ----------                ---

                  First $50 Million         0.50%
                  Next  $50 Million         0.375%
                  Next $400 Million         0.25%
                  Next $350 Million         0.20%
                  Over $850 Million         0.15%


         The other terms of the New Sub-Adviser Agreements are substantially the same as those of the Current Sub-Adviser Agreement. Since the Manager is responsible for the payment of all sub-adviser fees, the level of sub-adviser fees has no impact on the operating expenses of the Fund. There is no change in the investment management fee paid by the Fund to the Manager.

         In addition, effective May 1, 2002 the Fund's current principal investment strategies (and principal risks) will be replaced with the following (the investment objective, which immediately precedes the principal investment strategies under the heading "Core Equity Fund" in the Trust's Prospectus, will remain unchanged):

Principal Investment Strategies: To pursue this goal, the Fund will take a multi-manager approach whereby two Sub-Advisers will independently manage their own portion of the Fund's assets. UBS Global Asset Management (Americas) Inc. takes a more value-oriented approach to investing whereby it looks for common stocks of large companies that it believes are selling at prices that the firm deems to be lower than their intrinsic values. Goldman Sachs Asset Management takes a more growth-oriented approach to investing whereby it will generally target well-established large companies strategically positioned for consistent long-term growth. Both Sub-Advisers will use a fundamental bottom-up approach to selecting stocks for the Fund.

         The Sub-Advisers will initially each manage approximately one-half of the Fund assets. At any point, however, the Manager may change the allocation of the Fund's assets between the two Sub-Advisers on a basis determined by the Manager to be in the best interests of shareholders. This means that the portion of assets managed by one Sub-Adviser could be significantly larger than that managed by the other and that the difference in such proportions could change from time to time.

         The Fund normally will invest substantially all of its assets in equity-type securities, including common stocks, warrants, preferred stocks and debt securities convertible into common stock and eligible real estate securities, including REIT's. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in these securities. The Fund may invest up to 25% of its assets in foreign securities (not including its investments in ADRs). In addition, the Fund may invest up to 10% of its total assets (excluding securities lending collateral) in lower rated bonds, commonly known as "junk bonds", as further discussed in "Description of Principal Investment Risks."

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Principal Risks:

         o Company Risk
         o Credit Risk
         o Currency Risk
         o Derivatives Risk
         o Foreign Investment Risk
         o Investment Management Risk
         o Liquidity Risk
         o Market Risk

         The following is added under the heading "Core Equity Fund" in the Trust's Prospectus at the end of the Performance Table on the right side at the bottom of the page:

**Russell 1000(R)Index      (12.46%) 10.49%  12.85%

** Effective May 1, 2002, the Russell 1000(R) Index replaced the S&P 500(R) Index as the performance benchmark for the portfolio because management believes the new benchmark more accurately reflects the Fund's performance characteristics. The Russell 1000(R) Index measures performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000(R) Index.

*** Performance prior to May 1, 2002 reflects management of the Fund's assets by the previous Sub-Adviser.

                                 ***************

         The entry for Bernard Kroll in the Portfolio management table for the Select Growth and Income Fund on page 30 of the Prospectus is hereby replaced by the following entry for Jonathan N. Golub, who is a portfolio manager for J.P.
Morgan:

         Jonathan N. Golub is a portfolio manager in the U.S. Equity Group. He has been employed by J.P. Morgan since 2001, and is responsible for product management and client servicing across all equity products. Prior to joining the firm, he led the consultant relations effort at Scudder Kemper Investment and Chancellor LGT.

                                 **************

         The following language is included under the heading "Distribution Fees" in the Trust's Prospectus:

         On March 27, 2002 at the special meeting of shareholders of the Trust the Plan of Distribution and Service under Rule 12b-1 of the 1940 Act permitting the Funds to pay marketing and other fees to support the sale and distribution of the Funds was approved by the shareholders of each Fund.

         The Trust currently offers only one class of shares of each of the Funds, the Service Shares (the "Shares").

Dated:  April 18, 2002